ADVANCED SERIES TRUST

AST QMA Large-Cap Portfolio

Supplement dated July 20, 2016 to the

Currently Effective Summary Prospectus, Prospectus

And Statement of Additional Information

This supplement should be read in conjunction with the currently effective Advanced Series Trust (AST) Prospectus and Statement of Additional Information (SAI) for the AST QMA Large-Cap Portfolio (the Portfolio) and the currently effective Summary Prospectus for the Portfolio, and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the AST Prospectus.

Daniel Carlucci, CFA, who currently serves as a portfolio manager at Quantitative Management Associates LLC (QMA) and who is one of the QMA portfolio managers responsible for the day-to-day management of the Portfolio, has announced his intention to retire from QMA at the end of 2016. The Portfolio’s other portfolio managers are expected to continue to serve as portfolio managers following Mr. Carlucci’s retirement.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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